Sidoti Investor Marketing

Montreal, Toronto and Boston

David L. Brown, Chairman, President and CEO
Kevin M. Carney, Chief Financial Officer

September 7-10, 2010

Safe-Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com's expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as "believe", "growing", "emerge" or words of similar meaning. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate acquired businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption "Risk Factors" in Web.com's Form 10-Q for the quarter year ended June 30, 2010 , as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Company Overview

- Leading provider of online marketing, website building tools, lead generation and eCommerce solutions for the small business market.
- Over 1 million small business customers.
- Our business model is a blend of high growth and earnings
  - 2005 – 2010 Revenue CAGR % of 37%
  - 2005 – 2010 Non-GAAP EPS CAGR or 38%
- Non-GAAP Revenue Run Rate of ~ $180 million.
- Founded in 1997 with headquarters in Jacksonville, FL

Small Business (SMB) Industry Overview

The U.S. Small Business Administration defines an SMB as a business having fewer than 500 employees

There are over 29M SMBs in the United States that: [1]

- Represent 99.7% of all employer firms in the United States
- Create 4,000 new jobs a day
- Employ 50% of all private sector employees and generate 60%-80% of net new jobs created each year
- Generates $6 trillion in revenue/year

SMBs are in the Early Stages of Web Migration

- Only 44% of small business have a website [2]
- Those with sites lack internal resources required to optimize their web presence
- Website presence is a far more cost effective means of advertising compared to print media
- Recent survey of small business show over 60% of respondents expect to increase their website spend [3]

U.S. Small Business Growth[4]



(in millions)
Number of Small Businesses
30
29
28
27
26
25
24
23
22
21
20
CAGR = 3%
21.8
21.9
22.6
23.3
24.4
25.3
26.4
26.8
27.8
29.6
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

(1) U.S. Small Business Administration, Sept 2009 and the U.S. Dept of Commerce
(2)"Great Divide Separates Small Biz, Online Consumers" WebVisible and Nielson, 2008
(3)Forrester, 2008
(4)Source: U.S. Census Bureau.

SMB Internet Presence – Advertising is Critical

- The fastest growing medium for advertising is the Internet
- Internet advertising spend is forecasted to grow at double digit annual rates for the foreseeable future
- Businesses realize advertising on the Internet yields greater incremental sales compared to traditional media outlets

Return on Investment by Advertising Medium(1)



$20.00
$15.00
$10.00
$5.00
$0.00
$19.86
$12.57
$11.32
$8.42
$8.28
$6.62
Internet
Direct Mail [1]
Print
Telemarketing
Radio
Television

[1] Average of ROI for non-catalog and catalog based direct mail
Note: ROI measured is incremental sales resulting from $1 of direct marketing spend

% of Time Per Week Spent by Media Type (2)



Reading Magazines 6%
Reading Newspapers 7%
Listening to the Radio 18%
Watching TV 35%
Internet 34%

U.S. Direct Marketing Advertising Expenditures Historical and Projected Growth Rates(1)



20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
% CAGR
2004-2009
2009-2014
(1.0%)
3.6%
(2.6%)
1.0%
(7.3%)
0.0%
(0.6%)
6.8%
(7.2%)
4.4%
19.7%
10.6%
Direct Mail
Telemarketing
Print
TV
Radio
Internet

Note: Direct mail includes both catalog and non-catalog

(1) *Direct Marketing Association, 2009 – 2010 Edition*
(2) *Forrester, 2009*

Web.com Uniqueness

Broad Suite of Products

- Offers complete solutions from launch to ongoing optimization
- Both custom design and marketing as well as Do-It-Yourself
- User friendly and competitive pricing to cater to SMB's need

Bundled Service Offerings

- High value product bundles provide rice-conscious solutions
- Product bundles optimize purchasing and reduce deliberation

Consultative Approach to Customers

- Online marketing experts provide a high-touch guidance
- Act as "in-house" web support for customers

Automation

- Enabled by proprietary tools and technology
- Factory approach as delivery process moves from development to deployment
- Subject matter experts in different phases of delivery process

Value Measurement

- Management tools to track campaigns
- Analytics to track online traffic and leads
- Measuring effectiveness via lead, email, or a call

Web.com Scorecard



Email & Phone Leads



Website Traffic & Trend Analysis



Web.com Products & Services

- Web.com started in '97 with basic websites and hosting and has evolved into a full service provider of online marketing solutions.
- Solutions are sold directly to SMBs as well as through channel partners



eCommerce
Vertical Specific Lead Generation
Logo Design
Shopping Cart
Domain Registration
Email Marketing
Custom Website
SEO Advanced
DIY Websites
SEM / SEO Basic
web.com
Increasing Value Added Services
Storage
Analytics
Budget-based SEM
Webmail
Lead Generation
Brand Identity
Local Search
Online Directory Advertising
DIFM Websites
Merchant Services

Website Delivery Process


PARTNERS
SPOKANE / JAX
JACKSONVILLE NATIONAL DESIGN CENTER
OUTBOUND & INBOUND PROGRAMS
SALES CENTER
DESIGN
BUILD
DEPLOY
MAINTAIN
PRODUCT CO-BRANDING
CUSTOMER LEADS
TELESALES
CONSULTING
PROACTIVE SERVICING
STRATEGIC MARKETING
SITE DESIGN
CONTENT AUTHORING
IT INTEGRATION
QUALITY ASSURANCE
TESTING
SERVICE
MODIFY
SUPPORT & ENABLE
PROCESS COMPLETED WITHIN
72 - 120 HOURS

Multi-Channel Customer Acquisition Strategy

Extend Partner Network	Online Marketing	Inbound & Outbound Sales
▪ 50+ partners ensure stability and highly-diversified revenue generation ▪ Largest partner accounts for negligible percentage of Web.com's overall business ▪ New domain registration is the #1 feeder for Web.com's value added services ▪ The acquisition would lead to a higher uptake of value added services	▪ Search Engine Marketing on a Cost per Click (CPC) basis ▪ Target Display Advertising across publisher networks on a Cost perThousand (CPM) basis ▪ Affiliate Marketing on a Cost per Action (CPA) basis	▪ 110 inbound sales employees focused on client support, cross-selling and up=-selling current client base ▪ 105 outbound sales employees focused on account origination targeting small businesses with no or minimal current web presence
Google Yahoo! facebook bing commission junction directTrack TrafficVance Kontera	Local Insight Media Microsoft D&B legalzoom.com register.com NFIB The Voice of Small Business EarthLink Progressive Discover Network MerchantCircle First Data	•Jacksonville, Fl •Spokane, WA •Manassas, VA •Atlanta, GA

History of Successful Acquisitions

Selected Acquisitions

Date	Target	Description
July 2010	Register.com	Provides domains and domain-related services
Apr 2009	Solid Cactus	Provides web design and ecommerce solutions
Jun 2007	Web.com	Provides website building tools, online marketing, lead generation, and ecommerce
Mar 2007	Submitawebsite	Provides search engine optimization and search engine marketing solutions
Sep 2006	1shoppingcart.com	Provides shopping cart and ecommerce solutions
Sep 2006	Renovation Experts	Provides lead generation for remodeling contractors
Apr 2005	Leads.com	Provides lead generation solutions including search engine marketing
Feb 2002	Innuity	Outbound and inbound telemarketing technology and expertise
Oct 2001	NetObjects	Technology platform enabling semi-custom websites to be built in a production environment

Pro Forma Company

	web.com	+ register.com	= web.com register.com
Core Competency	Website Design & Online Marketing	Website Design & Online Marketing	Leader in SMB online web services
Customer Base	278K	800K	1 Million +
Employees	~720	~330	~1,050
4th Q Revenue Run Rate	$104M	$84.9M	$180M (1)
LTM 6/30/10 EBITDA	$17.5M	$22.6M	$40.1M

- Web.com & Register have been working with each other for 10 years
  - Register is the domain registrar for Web.com's clients
  - Web.com powers Register.com's DIY product
- Significant opportunity to cross-sell / up-sell products and services to respective customer base
- Company expects to generate meaningful free cash flow to pay down debt as well as invest in sales and marketing to accelerate growth

(1) *Excludes intercompany transactions*

Register.com Highlights

Vast and Growing Market Opportunity

- Small businesses increasingly compelled to establish an online presence
- Many small businesses lack the necessary resources to create a web presence
- Domains are the foundation of an SMBs Internet presence

Both Companies Have a Well Established History of Serving SMBs Online Marketing Needs

Large Installed Base

- Approximately 800,000 direct paying SMB customers
- History of maintaining low monthly churn rates
- Opportunity to grow with development of new Top Level Domains (TLDs) and International Domains

Opportunity to Cross-sell Web.com's Online Marketing and Value Added Services

*

Leading Domain Registration Brand

- Well-recognized brand as one of the leading domain name registrars
- Long history of serving SMBs since 1999
- Well-established wholesale business with marquee channel partners

New Domains are #1 Feeder for Up-selling Web.com's Products and Services

Attractive Financial Performance

- Highly profitable business with ~28% EBITDA margin and strong cash flows
- Attractive recurring revenue profile provides visibility into projections
- Strong free cash flow generation

Pro Forma Company Results in 80% Increase In Revenue and 2x Adjusted EBITDA

Competitive Positioning

Low ○ ◔ ◑ ◕ ● High

	Website Design	Online Marketing	eCommerce	Domains	Customer Support
web.com	●	●	◑	○	●
register.com	◔	◔	○	●	●
Go Daddy.com	◔	◔	◔	●	◔
YAHOO! SMALL BUSINESS	◑	◔	◕	◑	◔
NetworkSolutions.	◑	◑	◔	●	◑
An Intuit Company homestead Get a site. Get found. Get customers.	◔	◔	○	◔	○
Individual Web Designers	●	○	○	○	○

Annual Revenue



$200.0
$150.0
$100.0
$50.0
$0.0
(Millions)
$23.4
$37.8
$52.0
$82.5
$122.5
$106.5
$131.6 E
$180 E
2004
2005
2006
2007
2008
2009
2010
Q4 2010
Run-Rate

Annual Non-GAAP Operating Margin


20%
15%
10%
5%
0%
3%
6%
12%
12%
18%
16%
15% E
18% E
2004
2005
2006
2007
2008
2009
2010
Q4 2010

Non-GAAP operating margin excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting. During Q4'08, Web.com had a negative GAAP Operating Margin of 346% due to a $103 million goodwill and asset impairment charge, and a non-GAAP 22% operating margin in Q4'08.

*2007 Non-GAAP Operating Margin impacted by merger-related expenses

Growing Non-GAAP EPS



Pro Forma
$1.00 E
$1.00
$.90
$.80
$.70
$.60
$.50
$.40
$.30
$.20
$.10
$0.0
$.08
$.20
$.44
$.52
$.74
$.68
$.54
2004
2005
2006
2007
2008
2009
2010
2011 E

Non-GAAP Net Income and Non-GAAP Income Per Share. The Company excludes from non-GAAP net income and non-GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and stock based compensation, and includes income tax expense, because management believes that excluding such measures helps investors better understand the Company's operating activities.

Churn Rates


7%
6%
5%
4%
3%
2%
1%
0%
6.4%
6.0%
5.7%
4.8%
4.0%
3.6%
3.1%
~2-2.5%
2004
2005
2006
2007
2008
2009
Q1 2010
2010 E

Growing Subscriber Base



1MM +
42,000
2004
2010